Exhibit 4.1
     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Certificate No.: 1	CUSIP No.: 637432LR4
ISIN No.: US637432LR45
PRINCIPAL AMOUNT: $500,000,000
MATURITY DATE: November 1, 2018
ISSUE DATE: October 30, 2008	CERTIFICATE INTEREST RATE: 10.375%
10.375% COLLATERAL TRUST BOND DUE 2018
          National Rural Utilities Cooperative Finance Corporation, a District of Columbia cooperative association (hereinafter called the “Company”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $500,000,000 on the Maturity Date set forth above; and to pay interest thereon from the Issue Date set forth above at the Certificate Interest Rate set forth above, until the principal hereof is paid or made available for payment.
          Interest on the Bonds will be payable on May 1 and November 1 of each year commencing on May 1, 2009 to the persons in whose names such Bonds are registered at the close of business on the fifteenth calendar day preceding the payment date, or if not a Business Day, the next succeeding Business Day. Interest on the Bonds will accrue from and including the date of issue or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, the relevant interest payment date, date of redemption or the date of maturity, as the case may be. Interest on the Bonds will be computed on the basis of a 360-day year of twelve 30-day months.
          If any of the interest payment dates or the maturity date falls on a day that is not a Business Day, the payment of interest or principal will be postponed to the next succeeding Business Day, but the payment made on such dates will be treated as being made on the date payment was first due and the holders of the Bonds will not be entitled to any further interest or other payments with respect to such postponements.
          Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.
          Unless the certificate of authentication hereon has been executed by or on behalf of U.S. Bank National Association, as Trustee under the Indenture, or its successor thereunder, by manual signature, this Bond shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
By:
Steven L. Lilly
Senior Vice President, Financial Services & Chief Financial Officer Assistant Secretary-Treasurer

(Seal)
Attest:

By:
Assistant Secretary-Treasurer
Trustee’s Certificate of Authentication
This is one of the Bonds of the series designated therein, described in the within- mentioned Indenture
Dated:

By:	U.S. BANK NATIONAL ASSOCIATION, Trustee

By:
Authorized Officer

REVERSE OF BOND
          This Bond is one of an authorized issue of Bonds of the Company known as its “10.375% Collateral Trust Bonds due 2018”, issued and to be issued in one or more series under, and all equally and ratably secured (except as any sinking or other fund may afford additional special security for the Bonds of any particular series) by, an Indenture dated as of October 25, 2007 (as amended, supplemented and modified and in effect from time to time, the “Indenture”), executed by the Company to U.S. Bank National Association, as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a description of the nature and extent of the securities and other property assigned, pledged, transferred and mortgaged thereunder the rights of the Holders of said Bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said Bonds are to be authenticated and delivered.
          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding as defined in the Indenture. The Indenture also permits, without the consent of the holders of any Bonds, the parties to any Mortgage Notes pledged under the Indenture, and any Mortgages or Loan Agreements pursuant to which they were issued, to modify, alter, supplement or amend such Mortgage Notes, Mortgages and Loan Agreements, so long as thereafter such Mortgage will comply with the requirements of the Company’s standard lending practices, as such policies may be amended from time to time. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Bonds at the time Outstanding, on behalf of the Holders of all Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such action is made upon this Bond.
          As provided in the Indenture, said Bonds are issuable in series which may vary as in said Indenture provided or permitted. This Bond is one of a series entitled 10.375% Collateral Trust Bonds due 2018.
          The Company may redeem the Bonds in whole or in part at any time, at a “make-whole” redemption price equal to the greater of (1) the principal amount being redeemed or (2) the sum of the present values of the remaining scheduled payments of the principal and interest (other than accrued interest) on the Bonds being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points for the Bonds, plus in each case accrued interest to the redemption date.
          If the Company elects to redeem less than all of the Bonds, and such Bonds are at the time represented by a global security, then the depositary will select by lot the particular interest to be redeemed. If the Company elects to redeem less than all of the Bonds, and such Bonds are not represented by a global security, the particular Bonds to be redeemed shall be selected by the Trustee from the outstanding Bonds not previously called for redemption, in a manner the Trustee deems appropriate and fair.
          Notice of any redemption will be mailed at least 30 days but not more than 60 days before the date of redemption to each holder of the Bonds to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on such Bonds or the portions called for redemption.
          If an Event of Default, as defined in the Indenture, shall occur, the principal of this Bond may become or be declared due and payable immediately, in the manner and with the effect provided in the Indenture.
          This Bond is transferable by the registered owner hereof in person or by attorney authorized in writing at the office or agency of the Company in the Borough of Manhattan, City and State of New York or any other place or places where such Bond may be paid, upon surrender of this Bond, and upon any such transfer a new Bond for the same series, for the same aggregate principal amount, will be issued to the transferee in exchange hereof.
          The Bonds of this series are issuable only as registered Bonds without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in, and subject to the provisions of, the Indenture, Bonds of this series are exchangeable for other Bonds of this series of any authorized denominations, of a like aggregate principal amount, as requested by the Holder surrendering the same.
          No service charge will be made for any such transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
          Prior to due presentment for transfer at any office or agency of the Company designated for such purpose, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.
          The following terms shall have the following meanings:
          “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, City and State of New York are authorized by law to close.
          “Comparable Treasury Issue’’ means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds.
          “Comparable Treasury Price’’ means, for any redemption date, (1) the average of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding the redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities’’ or (2) if that release (or any successor release) is not published or does not contain those prices on that Business Day, (A) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for that redemption date, or (B) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all the Reference Treasury Dealer Quotations obtained.

          “Independent Investment Banker’’ means one of the Reference Treasury Dealers appointed by the trustee after consultation with the Company.
          “Reference Treasury Dealer’’ means (1) each of Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., and Greenwich Capital Markets, Inc. and their respective successors; provided, however, that if any of them ceases to be a primary U.S. Government securities dealer in the United States, the Company will appoint another primary U.S. Government securities dealer as a substitute and (2) any other U.S. Government securities dealers selected by the Company.
          “Reference Treasury Dealer Quotations’’ means, for each Reference Treasury Dealer and any redemption date, the average, as determined by the trustee, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. New York City time on the third business day preceding the redemption date for the bonds being redeemed.
          “Treasury Rate’’ means, for any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.
          All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT
          For value received the undersigned sells, assigns and transfers unto (name, address including zip code and taxpayer I.D. or Social Security number of assignee)

                                                                                                                                                                   the within Certificate and does hereby irrevocably constitute and appoint                                                                             attorney to transfer the said Certificate on the books kept for registration thereof with full power of substitution on the premises.
Dated:

Signature by or on behalf of Assignor

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Certificate No.: 2	CUSIP No.: 637432LR4
ISIN No.: US637432LR45
PRINCIPAL AMOUNT: $500,000,000
MATURITY DATE: November 1, 2018
ISSUE DATE: October 30, 2008	CERTIFICATE INTEREST RATE: 10.375%
10.375% COLLATERAL TRUST BOND DUE 2018
          National Rural Utilities Cooperative Finance Corporation, a District of Columbia cooperative association (hereinafter called the “Company”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $500,000,000 on the Maturity Date set forth above; and to pay interest thereon from the Issue Date set forth above at the Certificate Interest Rate set forth above, until the principal hereof is paid or made available for payment.
          Interest on the Bonds will be payable on May 1 and November 1 of each year commencing on May 1, 2009 to the persons in whose names such Bonds are registered at the close of business on the fifteenth calendar day preceding the payment date, or if not a Business Day, the next succeeding Business Day. Interest on the Bonds will accrue from and including the date of issue or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, the relevant interest payment date, date of redemption or the date of maturity, as the case may be. Interest on the Bonds will be computed on the basis of a 360-day year of twelve 30-day months.
          If any of the interest payment dates or the maturity date falls on a day that is not a Business Day, the payment of interest or principal will be postponed to the next succeeding Business Day, but the payment made on such dates will be treated as being made on the date payment was first due and the holders of the Bonds will not be entitled to any further interest or other payments with respect to such postponements.
          Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.
          Unless the certificate of authentication hereon has been executed by or on behalf of U.S. Bank National Association, as Trustee under the Indenture, or its successor thereunder, by manual signature, this Bond shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
By:
Steven L. Lilly
Senior Vice President, Financial Services & Chief Financial Officer Assistant Secretary-Treasurer

(Seal)
Attest:

By:
Assistant Secretary-Treasurer
Trustee’s Certificate of Authentication
This is one of the Bonds of the series designated therein, described in the within- mentioned Indenture
Dated:

By:	U.S. BANK NATIONAL ASSOCIATION, Trustee

By:
Authorized Officer

REVERSE OF BOND
          This Bond is one of an authorized issue of Bonds of the Company known as its “10.375% Collateral Trust Bonds due 2018”, issued and to be issued in one or more series under, and all equally and ratably secured (except as any sinking or other fund may afford additional special security for the Bonds of any particular series) by, an Indenture dated as of October 25, 2007 (as amended, supplemented and modified and in effect from time to time, the “Indenture”), executed by the Company to U.S. Bank National Association, as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a description of the nature and extent of the securities and other property assigned, pledged, transferred and mortgaged thereunder the rights of the Holders of said Bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said Bonds are to be authenticated and delivered.
          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding as defined in the Indenture. The Indenture also permits, without the consent of the holders of any Bonds, the parties to any Mortgage Notes pledged under the Indenture, and any Mortgages or Loan Agreements pursuant to which they were issued, to modify, alter, supplement or amend such Mortgage Notes, Mortgages and Loan Agreements, so long as thereafter such Mortgage will comply with the requirements of the Company’s standard lending practices, as such policies may be amended from time to time. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Bonds at the time Outstanding, on behalf of the Holders of all Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such action is made upon this Bond.
          As provided in the Indenture, said Bonds are issuable in series which may vary as in said Indenture provided or permitted. This Bond is one of a series entitled 10.375% Collateral Trust Bonds due 2018.
          The Company may redeem the Bonds in whole or in part at any time, at a “make-whole” redemption price equal to the greater of (1) the principal amount being redeemed or (2) the sum of the present values of the remaining scheduled payments of the principal and interest (other than accrued interest) on the Bonds being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points for the Bonds, plus in each case accrued interest to the redemption date.
          If the Company elects to redeem less than all of the Bonds, and such Bonds are at the time represented by a global security, then the depositary will select by lot the particular interest to be redeemed. If the Company elects to redeem less than all of the Bonds, and such Bonds are not represented by a global security, the particular Bonds to be redeemed shall be selected by the Trustee from the outstanding Bonds not previously called for redemption, in a manner the Trustee deems appropriate and fair.
          Notice of any redemption will be mailed at least 30 days but not more than 60 days before the date of redemption to each holder of the Bonds to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on such Bonds or the portions called for redemption.
          If an Event of Default, as defined in the Indenture, shall occur, the principal of this Bond may become or be declared due and payable immediately, in the manner and with the effect provided in the Indenture.
          This Bond is transferable by the registered owner hereof in person or by attorney authorized in writing at the office or agency of the Company in the Borough of Manhattan, City and State of New York or any other place or places where such Bond may be paid, upon surrender of this Bond, and upon any such transfer a new Bond for the same series, for the same aggregate principal amount, will be issued to the transferee in exchange hereof.
          The Bonds of this series are issuable only as registered Bonds without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in, and subject to the provisions of, the Indenture, Bonds of this series are exchangeable for other Bonds of this series of any authorized denominations, of a like aggregate principal amount, as requested by the Holder surrendering the same.
          No service charge will be made for any such transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
          Prior to due presentment for transfer at any office or agency of the Company designated for such purpose, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.
          The following terms shall have the following meanings:
          “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, City and State of New York are authorized by law to close.
          “Comparable Treasury Issue’’ means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds.
          “Comparable Treasury Price’’ means, for any redemption date, (1) the average of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding the redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities’’ or (2) if that release (or any successor release) is not published or does not contain those prices on that Business Day, (A) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for that redemption date, or (B) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all the Reference Treasury Dealer Quotations obtained.

          “Independent Investment Banker’’ means one of the Reference Treasury Dealers appointed by the trustee after consultation with the Company.
          “Reference Treasury Dealer’’ means (1) each of Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., and Greenwich Capital Markets, Inc. and their respective successors; provided, however, that if any of them ceases to be a primary U.S. Government securities dealer in the United States, the Company will appoint another primary U.S. Government securities dealer as a substitute and (2) any other U.S. Government securities dealers selected by the Company.
          “Reference Treasury Dealer Quotations’’ means, for each Reference Treasury Dealer and any redemption date, the average, as determined by the trustee, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. New York City time on the third business day preceding the redemption date for the bonds being redeemed.
          “Treasury Rate’’ means, for any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.
          All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT
          For value received the undersigned sells, assigns and transfers unto (name, address including zip code and taxpayer I.D. or Social Security number of assignee)

                                                                                                                         the within Certificate and does hereby irrevocably constitute and appoint                                                              attorney to transfer the said Certificate on the books kept for registration thereof with full power of substitution on the premises.
Dated:

Signature by or on behalf of Assignor